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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-11 (No. 333-91532) of Behringer Harvard REIT I, Inc. of our report dated March 30, 2004 relating to the financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


Dallas, Texas
March 30, 2004